UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (earliest event reported): May 13, 2003





                                    PROLOGUE
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             (Exact name of registrant as specified in its charter)




          UTAH                     0-29873                87-0412110
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(State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)           File Number)            Identification No.)



 3340 East Del Verde Avenue, Salt Lake City, Utah           84109
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (801) 484-0930
                                                     ----------------


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         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

On May 13, 2003, Steve Cuthbert was appointed to the board of directors and as President, Chief Executive Officer, and Chief Financial Officer of the Company. Mr. Cuthbert is the son-in-law of former deceased president, Allen L. Avery. Mr. Avery died on April 8, 2003.

The Company expects that all 40,400,000 shares of common stock of the Company (approximately 81% of the total outstanding) that were owned by Allen L. Avery at the time of his death will remain in the control of his surviving spouse, Joyce R. Avery.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROLOGUE


                                        By: /S/ Steve Cuthbert
                                           ---------------------
                                          Steve Cuthbert, President,
                                          Chief Executive Officer, and
                                          Chief Financial Officer

Date:  May 19, 2003



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